UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer
Identification No.)
1950 Excel Drive Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Entry into Agreement to Sell Electronic Manufacturing Services (EMS) Business Unit

On November 15, 2010, Winland Electronics, Inc., a Minnesota corporation (“Seller”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Nortech Systems, Incorporated, a Minnesota corporation (“Purchaser”).

Pursuant to the terms of the Purchase Agreement, Seller will sell to Purchaser the Seller’s Electronic Manufacturing Services (EMS) business unit, which consists of the design and manufacture of printed circuit board assemblies and higher level products sold mainly to original equipment manufacturer customers, for an aggregate consideration of (i) $2,00,000 in cash, of which $1,500,000 will be paid at closing, $250,000 will be paid on July 1, 2011 and $250,000 will be paid on October 1, 2011, (ii) a minimum inventory consumption obligation of at least $2,200,000, and (ii) the assumption of substantially all of the liabilities of the Electronic Manufacturing Services (EMS) business unit.

Seller has made customary representations, warranties and covenants in the Purchase Agreement.  The Purchase Agreement also contains indemnification obligations running by and among both parties.

The Purchase Agreement may be terminated by any party if the transaction contemplated under it does not close on or before January 1, 2011.  Either Seller or Purchaser may terminate the Purchase Agreement as a result of the other parties’ material breach of any of their representations, warranties, covenants or agreements under the Purchase Agreement.

The Purchase Agreement provides that completion of the purchase of the Electronic Manufacturing Services (EMS) business unit by Purchaser will be subject to certain conditions, including approval of the sale by Seller’s shareholders.  Seller filed a preliminary proxy statement with the United States Securities and Exchange Commission (the “SEC”) on November 17, 2010.  Seller will schedule its special meeting for shareholders to vote on the asset sale as soon as the preliminary proxy statement has cleared the SEC’s review process.

Seller has agreed to customary covenants governing the conduct of its business, including the use of commercially reasonable efforts to operate its Electronic Manufacturing Services (EMS) business line in the ordinary course of business until the closing of the asset sale.  Seller has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Electronic Manufacturing Services (EMS) business line, and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of Seller’s board of directors.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

This summary of principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about Seller in its public reports filed with the SEC.  In particular, the Purchase Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any circumstances relating to Seller.

The Purchase Agreement includes customary representations, warranties and covenants of Seller and Purchaser made solely for the benefit of the parties to the Purchase Agreement.  The assertions embodied in those representations and warranties were made solely for the purposes of the contract among Seller and Purchaser and may be subject to important qualifications and limitations agreed to by Seller and Purchaser in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Seller’s SEC filings or may have been used for purposes of allocating risk among Seller and Purchaser rather than establishing matters as facts.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of actual state of facts of Seller, Purchaser or any of their respective subsidiaries or affiliates.

Item 9.01.                      Financial Statements and Exhibits.

(b)           Pro Forma Financial Information:

1.	Unaudited Pro Forma Condensed Financial Statements of Winland Electronics, Inc. for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

2.
Unaudited Historical Condensed Financial Statements of Winland Electronics, Inc.’s Electronic Manufacturing Services (EMS) Operations for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

(d) Exhibits

10.1	Asset Purchase Agreement between Winland Electronics, Inc. and Nortech Systems, Incorporated, dated November 15, 2010.*

99.1	Unaudited Pro Forma Condensed Financial Statements of Winland Electronics, Inc. for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

99.2
Unaudited Historical Condensed Financial Statements of Winland Electronics, Inc.’s Electronic Manufacturing Services (EMS) Operations for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

*  Schedules and certain exhibits to Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Winland will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: November 18, 2010	By:	/s/ Thomas J. de Petra
Thomas J. de Petra
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
FORM 8-K

WINLAND ELECTRONICS, INC.

Date of Report: November 15, 2010	Commission File No.: 1-15637

Exhibit No.                                ITEM

10.1	Asset Purchase Agreement between Winland Electronics, Inc. and Nortech Systems, Incorporated, dated November 15, 2010.*

99.1	Unaudited Pro Forma Condensed Financial Statements of Winland Electronics, Inc. for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

99.2
Unaudited Historical Condensed Financial Statements of Winland Electronics, Inc.’s Electronic Manufacturing Services (EMS) Operations for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009 and 2008.

*  Schedules and certain exhibits to Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  Winland will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.